FORESTER DISCOVERY FUND

TICKER: INTLX

a series of
Forester Funds, Inc.
100 Field Drive, Suite 330
Lake Forest, IL 60045

Supplement dated March 31, 2020

To the Fund’s Prospectus and Statement of Additional Information each dated July 29, 2019

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At a Board meeting held on March 30, 2020, the Board of Trustees (“Trustees”) approved a reduction in administration service fees paid to Forester Capital Management, Ltd. (“Adviser” and/or “Administrator”) of the Forester Discovery Fund (the “Fund”) from 0.35% of the Fund’s daily average net assets to 0.15% of the Fund’s daily a average net assets effective March 31, 2020.   The following will supplement the prospectus and statement of additional information filed on July 29, 2019:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Discovery Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Discovery
Management Fees	1.00%
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses (1)	1.19%

(1)

The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other mutual funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Discovery Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Discovery	$121	$378	$654	$1,443

The Discovery Fund pays the Adviser a monthly fee from each Fund based on that Fund's average daily net assets at the annual rate of 0.15% of average daily net assets to act as administrator and to oversee the fund accountant and transfer agent.

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This Supplement and the existing Prospectus and SAI dated July 29, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated July 29, 2019 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-388-0365.